Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FIRST QUARTER 2026 RESULTS

Houston, Texas

April 29, 2026

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its first quarter ended March 31, 2026.

SEACOR Marine’s consolidated operating revenues for the first quarter of 2026 were $44.3 million, operating loss was $6.4 million, and direct vessel profit (“DVP”)(1) was $6.7 million. This compares to consolidated operating revenues of $55.5 million, operating loss of $5.3 million, and DVP of $13.6 million in the first quarter of 2025, and consolidated operating revenues of $52.3 million, operating loss of $5.2 million, and DVP of $9.7 million in the fourth quarter of 2025.

Notable first quarter items include:

•
20.2% decrease in revenues from the first quarter of 2025 and a 15.4% decrease from the fourth quarter of 2025.
•
Average day rates of $18,199, a 3.3% decrease from the first quarter of 2025, and a 3.9% increase from the fourth quarter of 2025.
•
59% utilization, a decrease from 60% in the first quarter of 2025 and a decrease from 69% in the fourth quarter of 2025.
•
DVP margin of 15.2%, a decrease from 24.5% in the first quarter of 2025 and a decrease from 18.5% in the fourth quarter of 2025.
•
During the first quarter of 2026, the Company completed the sale of one 201’ platform supply vessel (“PSV”) built in 2015 for total proceeds of $14.6 million and a gain of $7.3 million.
•
At the end of the first quarter of 2026, the Company had an additional five vessels classified as held for sale. Two of these vessels were sold in April 2026, and the remaining three vessels are expected to be sold during the second quarter of 2026.

For the first quarter of 2026, net loss was $15.8 million ($0.61 loss per basic and diluted share). This compares to a net loss for the first quarter of 2025 of $15.5 million ($0.56 loss per basic and diluted share). Sequentially, the first quarter 2026 results compare to a net loss of $14.6 million ($0.57 earnings per basic and diluted share) in the fourth quarter of 2025.

Chief Executive Officer John Gellert commented:

“Our first quarter results reflect lower revenues driven by fewer available days following vessel sales in the last year, vessels repositioning or waiting to commence long term contracts during the quarter, and our two premium liftboats remaining under repair and uncontracted. Utilization should normalize at healthier levels once we have completed the repositioning of the fleet and have completed the sales of five vessels classified as held for sale during the second quarter of 2026.

The improvement in average day rates is driven by the commencement of several term contracts for PSVs during the first quarter in Brazil and the North Sea. Rates for fast supply vessels (“FSVs”) were stable during the quarter, even as we redeployed two FSVs previously laid up in the United States to international markets and we brought the last remaining FSV out of laid up status in preparation for international deployment in the second quarter.

Geographically, we continue to see progress in the Latin America and West Africa regions, with the fleet in these regions largely contracted following the end of the first quarter. In the United States, we continue to see low levels of activity in the markets we serve and have adjusted our fleet presence accordingly.

With regards to the Middle East, it is premature to evaluate the long-term impact of the conflict. In the short term, the conflict has increased labor and insurance costs in the region, and caused delays in our ability to conclude the maintenance scope of work for our two premium liftboats in the region. We do not expect either of these vessels to work during the second quarter of 2026. At the end of the first quarter, excluding the two liftboats, we had nine vessels in the region, of which seven have continued to operate for our customers in Saudi Arabia and Qatar, one vessel is held for sale, and one vessel was undergoing scheduled maintenance. I commend our crews and shore side personnel in the region for their dedication to maintaining safe, reliable operations in this environment.

Going forward, we are well positioned to participate in increased offshore drilling activities in South America and West Africa. In response to the conflict, energy security and diversification could drive additional investment into offshore projects, particularly deepwater, as well as work supporting customers restoring production capacity. SEACOR Marine is well positioned to continue to support our customers and participate in any incremental demand from offshore projects.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended March 31,
	2026	2025
Operating Revenues	$44,282	$55,499
Costs and Expenses:
Operating	37,573	41,928
Administrative and general	9,954	11,486
Lease expense	250	337
Depreciation and amortization	10,330	12,810
	58,107	66,561
Gains on Asset Dispositions and Impairments, Net	7,448	5,809
Operating Loss	(6,377)	(5,253)
Other Income (Expense):
Interest income	491	436
Interest expense	(8,239)	(9,586)
Derivative gains, net	—	125
Foreign currency gains (losses), net	478	(1,196)
	(7,270)	(10,221)
Loss Before Income Tax Expense and Equity in Earnings of 50% or Less Owned Companies	(13,647)	(15,474)
Income Tax Expense	2,208	904
Loss Before Equity in Earnings of 50% or Less Owned Companies	(15,855)	(16,378)
Equity in Earnings of 50% or Less Owned Companies	50	889
Net Loss	$(15,805)	$(15,489)

Net Loss Per Share:
Basic	$(0.61)	$(0.56)
Diluted	$(0.61)	$(0.56)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,784,915	27,908,297
Diluted	25,784,915	27,908,297

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Time Charter Statistics:
Average Rates Per Day	$18,199	$17,519	$19,490	$19,731	$18,825
Fleet Utilization	59%	69%	66%	68%	60%
Fleet Available Days (2)	3,897	4,127	4,321	4,310	4,583
Operating Revenues:
Time charter	$41,957	$49,817	$55,958	$57,673	$51,933
Bareboat charter	828	843	846	838	708
Other marine services	1,497	1,669	2,390	2,299	2,858
	44,282	52,329	59,194	60,810	55,499
Costs and Expenses:
Operating:
Personnel	15,422	16,539	17,616	18,969	18,537
Repairs and maintenance	10,600	11,752	14,603	13,648	8,520
Drydocking	1,252	1,175	2,430	5,143	3,869
Insurance and loss reserves	1,792	1,570	1,948	2,982	2,153
Fuel, lubes and supplies	3,308	4,601	4,465	4,296	4,546
Other	5,199	7,030	6,622	4,455	4,303
	37,573	42,667	47,684	49,493	41,928
Direct Vessel Profit (1)	6,709	9,662	11,510	11,317	13,571
Other Costs and Expenses:
Lease expense	250	261	280	325	337
Administrative and general	9,954	12,730	11,269	11,998	11,486
Depreciation and amortization	10,330	10,045	12,125	12,090	12,810
	20,534	23,036	23,674	24,413	24,633
Gains on Asset Dispositions and Impairments, Net	7,448	8,210	30,230	19,163	5,809
Operating (Loss) Income	(6,377)	(5,164)	18,066	6,067	(5,253)
Other Income (Expense):
Interest income	491	751	297	372	436
Interest expense	(8,239)	(8,673)	(8,947)	(8,844)	(9,586)
Derivative (losses) gains, net	—	(73)	17	87	125
Foreign currency gains (losses), net	478	(38)	218	(2,119)	(1,196)
Gains on insurance claim settlement	—	—	4,581	—	—
Other, net	—	32	(221)	—	—
	(7,270)	(8,001)	(4,055)	(10,504)	(10,221)
(Loss) Income Before Income Tax Expense and Equity in Earnings of 50% or Less Owned Companies	(13,647)	(13,165)	14,011	(4,437)	(15,474)
Income Tax Expense	2,208	1,688	5,410	2,508	904
(Loss) Income Before Equity in Earnings of 50% or Less Owned Companies	(15,855)	(14,853)	8,601	(6,945)	(16,378)
Equity in Earnings of 50% or Less Owned Companies	50	231	393	218	889
Net (Loss) Income	$(15,805)	$(14,622)	$8,994	$(6,727)	$(15,489)

Net (Loss) Earnings Per Share:
Basic	$(0.61)	$(0.57)	$0.35	$(0.26)	$(0.56)
Diluted	$(0.61)	$(0.57)	$0.35	$(0.26)	$(0.56)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,785	25,671	25,658	25,687	27,908
Diluted	25,785	25,671	25,888	25,687	27,908
Common Shares and Warrants Outstanding at Period End	27,062	26,952	26,976	26,976	29,488

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
United States, primarily Gulf of America
Time Charter Statistics:
Average rates per day worked	$15,587	$15,350	$20,419	$25,262	$23,874
Fleet utilization	24%	40%	53%	48%	25%
Fleet available days	562	705	926	1,007	1,121
Out-of-service days for repairs, maintenance and drydockings	119	127	191	144	153
Out-of-service days for cold-stacked status	61	92	116	270	173
Operating Revenues:
Time charter	$2,093	$4,377	$10,024	$12,205	$6,765
Other marine services	201	437	1,108	1,175	235
	2,294	4,814	11,132	13,380	7,000
Direct Costs and Expenses:
Operating:
Personnel	2,275	3,844	5,815	6,854	6,486
Repairs and maintenance	388	423	1,309	1,950	1,479
Drydocking	363	(98)	1,079	3,684	1,066
Insurance and loss reserves	131	267	816	1,067	702
Fuel, lubes and supplies	274	460	700	1,010	819
Other	10	206	118	631	349
	3,441	5,102	9,837	15,196	10,901
Direct Vessel (Loss) Profit (1)	$(1,147)	$(288)	$1,295	$(1,816)	$(3,901)
Other Costs and Expenses:
Lease expense	$128	$129	$148	$139	$136
Depreciation and amortization	1,169	1,579	3,106	3,203	3,705

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$18,711	$17,095	$17,983	$19,140	$17,294
Fleet utilization	78%	84%	75%	77%	70%
Fleet available days	1,538	1,559	1,656	1,668	1,710
Out-of-service days for repairs, maintenance and drydockings	202	144	229	248	382
Operating Revenues:
Time charter	$22,534	$22,317	$22,357	$24,535	$20,835
Other marine services	577	580	733	806	852
	23,111	22,897	23,090	25,341	21,687
Direct Costs and Expenses:
Operating:
Personnel	4,982	4,656	4,465	5,515	5,183
Repairs and maintenance	2,957	4,694	6,531	4,646	3,462
Drydocking	176	987	1,413	901	1,241
Insurance and loss reserves	330	481	326	899	594
Fuel, lubes and supplies	1,334	1,292	1,781	1,714	2,180
Other	3,192	2,558	3,573	2,357	2,727
	12,971	14,668	18,089	16,032	15,387
Direct Vessel Profit (1)	$10,140	$8,229	$5,001	$9,309	$6,300
Other Costs and Expenses:
Lease expense	$—	$8	$8	$51	$63
Depreciation and amortization	4,063	3,968	4,302	4,263	4,402

(1)
See full description of footnote above.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$15,400	$17,587	$17,818	$15,506	$17,848
Fleet utilization	63%	73%	64%	73%	75%
Fleet available days	990	1,091	1,104	1,089	1,170
Out-of-service days for repairs, maintenance and drydockings	268	72	157	204	82
Operating Revenues:
Time charter	$9,580	$13,940	$12,606	$12,365	$15,710
Other marine services	638	570	319	432	292
	10,218	14,510	12,925	12,797	16,002
Direct Costs and Expenses:
Operating:
Personnel	4,433	4,768	4,956	4,511	4,927
Repairs and maintenance	5,999	5,103	5,798	6,338	2,505
Drydocking	636	290	(1)	13	1,031
Insurance and loss reserves	1,039	624	611	842	702
Fuel, lubes and supplies	899	1,691	1,241	1,279	883
Other	623	1,376	1,167	1,104	881
	13,629	13,852	13,772	14,087	10,929
Direct Vessel (Loss) Profit (1)	$(3,411)	$658	$(847)	$(1,290)	$5,073
Other Costs and Expenses:
Lease expense	$73	$68	$70	$72	$83
Depreciation and amortization	3,101	3,160	3,231	3,227	3,230

Latin America
Time Charter Statistics:
Average rates per day worked	$22,477	$19,946	$25,541	$23,764	$22,084
Fleet utilization	43%	60%	68%	66%	67%
Fleet available days (2)	807	772	635	546	582
Out-of-service days for repairs, maintenance and drydockings	71	—	7	26	—
Operating Revenues:
Time charter	$7,750	$9,183	$10,971	$8,568	$8,623
Bareboat charter	828	843	846	838	708
Other marine services	81	82	230	(114)	1,479
	8,659	10,108	12,047	9,292	10,810
Direct Costs and Expenses:
Operating:
Personnel	3,732	3,271	2,380	2,089	1,941
Repairs and maintenance	1,256	1,532	965	714	1,074
Drydocking	77	(4)	(61)	545	531
Insurance and loss reserves	292	198	195	174	155
Fuel, lubes and supplies	801	1,158	743	293	664
Other	1,374	2,890	1,764	363	346
	7,532	9,045	5,986	4,178	4,711
Direct Vessel Profit (1)	$1,127	$1,063	$6,061	$5,114	$6,099
Other Costs and Expenses:
Lease expense	$49	$56	$54	$63	$55
Depreciation and amortization	1,997	1,338	1,486	1,397	1,473

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
AHTS
Operating Revenues:
Time charter	$—	$—	$—	$(22)	$15
Other marine services	—	—	(7)	(9)	9
	—	—	(7)	(31)	24
Direct Costs and Expenses:
Operating:
Personnel	$—	$12	$11	$9	$1
Repairs and maintenance	—	—	(24)	255	38
Insurance and loss reserves	—	—	—	(4)	—
Fuel, lubes and supplies	—	1	3	(125)	66
Other	—	9	18	(4)	12
	—	22	8	131	117
Other Costs and Expenses:
Depreciation and amortization	$—	$4	$4	$3	$4

FSV
Time Charter Statistics:
Average rates per day worked	$13,833	$14,114	$14,007	$13,468	$13,786
Fleet utilization	73%	75%	71%	67%	71%
Fleet available days	1,862	1,932	1,932	1,935	1,980
Out-of-service days for repairs, maintenance and drydockings	353	209	236	181	135
Out-of-service days for cold-stacked status	61	92	116	270	90
Operating Revenues:
Time charter	$18,929	$20,546	$19,131	$17,573	$19,357
Other marine services	471	492	566	516	762
	19,400	21,038	19,697	18,089	20,119
Direct Costs and Expenses:
Operating:
Personnel	$5,166	$4,980	$4,502	$4,526	$4,933
Repairs and maintenance	3,179	5,862	6,041	3,542	2,983
Drydocking	576	1,098	678	666	353
Insurance and loss reserves	663	509	270	683	517
Fuel, lubes and supplies	1,503	1,850	1,480	1,449	1,173
Other	1,683	2,147	2,889	1,428	1,782
	12,770	16,446	15,860	12,294	11,741
Other Costs and Expenses:
Depreciation and amortization	$4,719	$4,707	$4,695	$4,703	$4,932

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
PSV
Time Charter Statistics:
Average rates per day worked	$25,352	$20,118	$21,507	$22,231	$19,424
Fleet utilization	54%	68%	65%	68%	55%
Fleet available days (1)	1,585	1,735	1,748	1,738	1,890
Out-of-service days for repairs, maintenance and drydockings	37	48	161	247	396
Operating Revenues:
Time charter	$21,688	$23,801	$24,439	$26,440	$20,286
Bareboat charter	828	843	846	838	708
Other marine services	811	440	592	433	508
	23,327	25,084	25,877	27,711	21,502
Direct Costs and Expenses:
Operating:
Personnel	$7,348	$8,322	$7,882	$8,567	$8,351
Repairs and maintenance	2,801	3,501	4,618	3,799	3,949
Drydocking	133	(166)	1,113	1,993	2,513
Insurance and loss reserves	448	656	546	906	631
Fuel, lubes and supplies	1,201	1,985	2,030	1,858	2,594
Other	3,292	4,378	3,262	2,199	2,018
	15,223	18,676	19,451	19,322	20,056
Other Costs and Expenses:
Depreciation and amortization	$3,574	$3,301	$3,968	$3,943	$4,133

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Liftboats
Time Charter Statistics:
Average rates per day worked	$16,420	$26,703	$33,566	$31,904	$39,559
Fleet utilization	18%	45%	58%	67%	44%
Fleet available days	450	460	641	637	713
Out-of-service days for repairs, maintenance and drydockings	270	87	188	194	87
Out-of-service days for cold-stacked status	—	—	—	—	83
Operating Revenues:
Time charter	$1,340	$5,470	$12,388	$13,682	$12,275
Other marine services	178	359	1,128	1,168	1,289
	1,518	5,829	13,516	14,850	13,564
Direct Costs and Expenses:
Operating:
Personnel	$2,897	$3,241	$5,209	$5,673	$5,247
Repairs and maintenance	4,594	2,375	3,943	6,022	1,571
Drydocking	543	243	639	2,484	1,003
Insurance and loss reserves	943	415	1,145	1,376	1,241
Fuel, lubes and supplies	600	715	951	1,114	712
Other	182	564	407	803	482
	9,759	7,553	12,294	17,472	10,256
Other Costs and Expenses:
Depreciation and amortization	$2,027	$2,026	$3,450	$3,424	$3,719

Other Activity
Operating Revenues:
Other marine services	$37	$378	$111	$191	$290
	37	378	111	191	290
Direct Costs and Expenses:
Operating:
Personnel	$11	$(16)	$12	$194	$5
Repairs and maintenance	26	14	25	30	(21)
Insurance and loss reserves	(262)	(10)	(13)	21	(236)
Fuel, lubes and supplies	4	50	1	—	1
Other	42	(68)	46	29	9
	(179)	(30)	71	274	(242)
Other Costs and Expenses:
Lease expense	$250	$261	$280	$325	$337
Depreciation and amortization	10	7	8	17	22

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$38,721	$68,934	$90,953	$34,381	$42,988
Restricted cash	36,711	24,182	17,255	17,174	2,440
Receivables:
Trade, net of allowance for credit loss	69,200	64,522	62,788	63,287	63,946
Other	4,897	3,965	17,308	10,946	10,413
Inventories	2,746	2,196	2,552	2,539	2,827
Prepaid expenses and other	6,007	5,173	3,448	4,716	6,075
Assets held for sale	13,376	10,812	—	—	12,195
Total current assets	171,658	179,784	194,304	133,043	140,884
Property and Equipment:
Historical cost	752,640	776,833	797,381	887,408	881,961
Accumulated depreciation	(341,790)	(348,812)	(344,899)	(377,265)	(365,422)
	410,850	428,021	452,482	510,143	516,539
Construction in progress	52,429	47,002	40,394	31,772	27,248
Net property and equipment	463,279	475,023	492,876	541,915	543,787
Right-of-use asset - operating leases	929	982	903	1,179	3,293
Right-of-use asset - finance leases	17	19	22	25	28
Investments, at equity, and advances to 50% or less owned companies	2,951	2,938	2,707	2,310	4,507
Other assets	1,913	1,855	1,686	1,558	1,665
Total assets	$640,747	$660,601	$692,498	$680,030	$694,164
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$481	$405	$510	$543	$540
Current portion of finance lease liabilities	12	12	11	11	11
Current portion of long-term debt	30,350	30,000	30,000	30,000	30,000
Accounts payable	16,355	21,268	25,928	26,737	28,445
Other current liabilities	25,476	19,044	24,702	24,182	16,414
Total current liabilities	72,674	70,729	81,151	81,473	75,410
Long-term operating lease liabilities	470	607	567	812	2,926
Long-term finance lease liabilities	5	8	11	14	17
Long-term debt	297,072	304,644	311,858	310,980	310,108
Deferred income taxes	18,894	19,376	20,609	18,330	20,312
Deferred gains and other liabilities	3,794	565	639	625	1,356
Total liabilities	392,909	395,929	414,835	412,234	410,129
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	284	280	281	281	293
Additional paid-in capital	473,241	471,862	470,228	468,669	480,904
Accumulated deficit	(224,249)	(208,444)	(193,822)	(202,816)	(196,089)
Shares held in treasury	(11,428)	(9,691)	(9,639)	(9,639)	(9,628)
Accumulated other comprehensive income, net of tax	9,669	10,344	10,294	10,980	8,234
	247,517	264,351	277,342	267,475	283,714
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	247,838	264,672	277,663	267,796	284,035
Total liabilities and equity	$640,747	$660,601	$692,498	$680,030	$694,164

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Cash Flows from Operating Activities:
Net (Loss) Income	$(15,805)	$(14,622)	$8,994	$(6,727)	$(15,489)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	10,330	10,045	12,125	12,090	12,810
Deferred financing costs amortization	42	173	(86)	43	43
Stock-based compensation expense	1,383	1,633	1,559	1,510	1,627
Debt discount amortization	236	243	236	232	226
Allowance for credit losses	57	(620)	627	(213)	(407)
Gains from equipment sales, retirements or impairments	(7,448)	(8,210)	(30,230)	(19,163)	(5,809)
Derivative losses (gains)	—	73	(17)	(87)	(125)
Interest on finance lease	1	1	1	1	1
Settlements on derivative transactions, net	—	65	—	—	(373)
Currency (gains) losses	(478)	38	(218)	2,119	1,196
Deferred income taxes	(482)	(1,233)	2,279	(1,982)	(1,725)
Equity earnings	(50)	(231)	(393)	(218)	(889)
Dividends received from equity investees	—	—	—	3,199	—
Changes in Operating Assets and Liabilities:
Accounts receivables	(5,735)	12,222	(6,700)	284	5,333
Other assets	(1,306)	(1,530)	1,385	1,901	(1,681)
Accounts payable and accrued liabilities	4,122	(10,246)	(221)	4,934	(6,204)
Net cash used in operating activities	(15,133)	(12,199)	(10,659)	(2,077)	(11,466)
Cash Flows from Investing Activities:
Purchases of property and equipment	(6,088)	(8,427)	(9,348)	(10,213)	(20,795)
Proceeds from disposition of property and equipment	12,778	13,087	76,068	31,592	8,472
Net cash provided by (used in) investing activities	6,690	4,660	66,720	21,379	(12,323)
Cash Flows from Financing Activities:
Payments on long-term debt	(7,500)	(7,500)	(7,500)	(7,500)	(5,000)
Proceeds from issuance of long-term debt, net of debt discount and issuance costs	—	—	8,098	8,097	(396)
Payments on finance leases	(3)	(4)	(3)	(4)	(9)
Payments for repurchase of common stock	—	—	—	(7,089)	—
Payments for repurchase of warrants	—	—	—	(6,668)	—
Tax withholdings on restricted stock vesting	(1,737)	(52)	—	(11)	(1,518)
Net cash (used in) provided by financing activities	(9,240)	(7,556)	595	(13,175)	(6,923)
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	(1)	3	(3)	—	—
Net Change in Cash, Restricted Cash and Cash Equivalents	(17,684)	(15,092)	56,653	6,127	(30,712)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	93,116	108,208	51,555	45,428	76,140
Cash, Restricted Cash and Cash Equivalents, End of Period	$75,432	$93,116	$108,208	$51,555	$45,428

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Total
March 31, 2026
FSV	21	21
PSV	17	17
Liftboats	5	5
	43	43
December 31, 2025
FSV	21	21
PSV	18	18
Liftboats	5	5
	44	44